™ Trademark Citi Basic Materials Conference December 2, 2014 Exhibit 99.2

Introductions & Disclosure Rules
Disclosure Rules
The forward looking statements contained in this presentation involve risks and uncertainties that may affect the Company's operations, markets, products, services, prices and other factors. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company's expectations expressed in such forward looking statements will be realized. The Company assumes no obligation to provide revisions to any forward looking statements in this presentation should circumstances change.
This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA.  We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance.  We have provided a reconciliation of Adjusted EBITDA in the Appendix section of this presentation.
Introductions
Chris Pappas, President & CEO
David Stasse, Vice President, Treasury & Investor Relations

Investment Thesis

Engineered Polymers Styrenics
Emulsion Polymers
Revenue: $1,928MM
Adj EBITDA: $252MM
Plastics
Revenue: $3,323MM
Adj EBITDA: $149MM
Synthetic Rubber
Q3’14 LTM Revenue: $5,251MM
Q3’14 LTM Adj EBITDA: $323MM
Latex
Consistent performance
Strong cash generation
Growth in Asia, carpet,
performance latex
Leveraged to high growth,
performance tire market
Incremental capacity
Favorable mix shift
Higher operating rate
leading to improved
margins
Capacity rationalization
Growing compounding
business
$35MM polycarbonate
restructuring savings in
2015
Cyclical upside to
improving polycarbonate
market
Note: Division and Segment EBITDA excludes Corporate unallocated Q3 ’14 LTM Adjusted EBITDA of $(79)MM. Totals may not sum due to rounding.
Deleveraging, Refinancing to Meaningfully Reduce Cash Interest

Latex
Consistent results
Three areas of focus:  paper & board,
carpet, and performance latex
Growing carpet, paper board, Asia
paper, performance latex
Challenged paper markets in NA and
Europe
Additional TSE capacity in China in
mid-2015
Cost advantaged technologies
Volume / EBITDA
0
5
10
15
20
25
30
35
100
150
200
250
300
350
Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
Volume Adj EBITDA

Passenger Car Tire Tread Compound
Reduced Rolling Resistance
Relative scale indexed to 100
180
140
100
80
120
160
200
Relative scale indexed to 100
Better grip
Trinseo GEN 4 functionalized SSBR
Trinseo GEN 3 functionalized SSBR
Trinseo GEN 2 functionalized SSBR
Trinseo GEN 1 functionalized SSBR
ESBR
Standard SSBR
The patented 4th generation functionalized SSBR can improve traction by 45% and rolling resistance by 75% compared to the first generation

Synthetic Rubber
Focused on high growth, performance tire
market
Technology leader in SSBR
Provides superior tread properties such as wet grip,
low rolling resistance, reduced noise
Mix shift toward higher end products
Investing in growth
Purchased 25kt of capacity rights from JSR
Converting Ni-PBR train to Nd-PBR to address
demand for high performance tire walls
Trialing Generation 4 enhanced SSBR

Engineered Polymers
Source: IHS
Growing demand for high-tech plastics focused
on automotive and other growth markets
Sustainable, long-standing relationships with
automotive industry leaders
Manufacturing facilities across four continents
Focused on weight reduction, interior aesthetics
Highly engineered compounds and blends
Serves consumer electronics, medical, and
electrical / lighting markets (CEM)
Polycarbonate
2014 YTD global demand growth up 5%
Operating rates approaching 80%
Polycarbonate
74%
79%
78%
76%
75%
77%
80%
60%
65%
70%
75%
80%
85%
2009 2010 2011 2012 2013 2014 2015
Operating Rate European Margins

Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

Styrenics
Evolving industry structure
New players focused on SM and PS margins
Capacity rationalization and cyclical recovery
will increase operating rates
Styrenic polymers business with global scale
Focused on appliances, packaging, and
constructions
Number 3 polystyrene globally
Tightening styrene operating rates
Leading to higher styrene margins
Margin upside with outage-driven spikes
Americas Styrenics provided $35mm in LTM
dividends
Source: IHS
Europe Styrene Spread Over Raw Materials

LTM Q4 2012 LTM Q1 2013 LTM Q2 2013 LTM Q3 2013 LTM Q4 2013 LTM Q1 2014 LTM Q2 2014 LTM Q3 2014
$255
$214
$211
$225
$278
$297
$333
$323
8
Financial Overview
Source: see appendix for reconciliation to nearest GAAP metric
Historical Quarterly Adjusted EBITDA
Strong earnings momentum driven by growth in Synthetic Rubber, stable Latex business; full $35MM Polycarbonate savings in 2015
Styrenics
Synthetic
Rubber
Latex
Corp.
Eng
Polymers
(millions)

Cash Generation / Balance Sheet
Consistent cash generation
Focus on deleveraging
Modest capex
Growth opportunities to be pursued
selectively
Ability to refinance up to $1.193 billion
of Senior Notes
Potential to significantly lower interest costs
(currently 8.75% coupon)
Strong balance sheet with no long-
term debt maturities until 2019
$631 million liquidity as of Q3 end
Cash ($152MM), Revolver ($293MM), AR
Facility ($186MM)
143
223
242
4.7x
2012 2013 Q3 14 LTM
Adj EBITDA less Capex ($MM) Leverage Ratio

Value Drivers
Structural
• Polycarbonate restructuring
• Deleveraging and refinancing
• Consolidation and capacity rationalization
Profitable Growth
• Additional SSBR capacity
• New SSBR and neodymium-PBR technology
• China latex expansion
• Automotive and CEM compounding
Cyclical
• Rising operating rates in styrene, polystyrene, polycarbonate
• Macro recovery

Appendix ™ Trademark

US GAAP to Non-GAAP Reconciliation
Note: totals may not sum due to rounding
Adj EBITDA and Net Income Reconciliation
(in $millions, unless noted) Q4'12 LTM Q1'13 LTM Q2'13 LTM Q3'13 LTM Q4'13 LTM Q1'14 LTM Q2'14 LTM Q3'14 LTM
Net Income (Loss) 30.3 (9.4) (39.5) (33.3) (22.2) 4.5 (12.0) (27.0)
Interest expense, net 110.0 116.6 123.7 128.0 132.0 132.5 131.4 128.6
Provision for (benefit from) income taxes 17.5 (7.7) 0.6 (3.7) 21.9 34.7 38.0 35.6
Depreciation and amortization 85.6 88.5 90.6 93.8 95.3 95.1 98.3 102.9
EBITDA 243.4 187.9 175.3 184.7 226.9 266.8 255.7 240.1
Loss on extinguishment of long-term debt - 20.7 20.7 20.7 20.7 - - 7.4
Other non-recurring items (0.7) 0.5 0.5 1.1 0.7 (0.4) 32.1 34.0
Restructuring and other charges 7.4 (0.4) 6.0 9.0 10.8 11.3 7.0 5.2
Net (gains) / losses on dispositions of businesses and assets - - 3.2 4.2 4.2 4.2 1.0 0.0
Fees paid pursuent to advisory agreement 4.6 4.7 4.7 4.8 4.7 4.7 27.8 26.6
Asset impairment charges or write-offs - - 0.7 0.7 9.9 9.9 9.2 9.2
Adjusted EBITDA 254.8 213.5 211.2 225.3 278.1 296.8 332.8 322.5

Selected Segment Information
Note: totals may not sum due to rounding
(in $millions, unless noted) Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 2012 2013 2014 YTD
Latex 330 317 327 301 307 305 310 288 299 295 309 1,275 1,210 904
Synthetic Rubber 125 106 116 130 137 125 128 133 155 142 136 477 523 433
Styrenics 664 652 679 614 669 679 644 597 686 689 671 2,608 2,588 2,047
Engineered Polymers 218 201 194 192 199 203 200 199 204 201 199 804 801 603
Trade Volume (MMLbs) 1,337 1,275 1,316 1,237 1,311 1,311 1,282 1,218 1,344 1,327 1,315 5,165 5,122 3,986
Latex 398 422 375 351 357 345 332 308 326 321 328 1,545 1,341 975
Synthetic Rubber 193 175 155 179 176 156 142 148 177 165 155 702 622 497
Styrenics 528 538 542 541 602 597 576 530 594 590 561 2,149 2,305 1,745
Engineered Polymers 278 274 255 249 256 263 259 260 262 266 261 1,056 1,038 788
Net Sales 1,396 1,409 1,327 1,320 1,392 1,362 1,309 1,245 1,359 1,341 1,305 5,452 5,307 4,006
Latex 27 39 33 27 27 29 27 24 26 27 26 125 106 79
Synthetic Rubber 44 24 19 24 31 28 13 42 43 37 27 111 113 107
Styrenics 49 (9) 24 19 25 21 67 52 42 27 22 83 165 91
Engineered Polymers 16 2 13 0 (1) (3) 2 2 (2) 5 2 32 0 5
Corporate (26) (11) (30) (29) (13) (31) (37) (27) (21) (17) (15) (96) (107) (52)
Adjusted EBITDA 111 46 58 41 69 43 72 93 88 79 62 255 278 229
Inventory Revaluation (52) 9 2 2 (0) 26 26 (12) (6) (3) 1 (38) 40 (7)
Adjusted EBITDA excl Inv Reval 59 55 60 43 69 70 98 81 83 77 62 217 318 222